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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington,  D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


                                 APRIL 5, 1996
                                --------------
                                Date of Report
                       (Date of earliest event reported)


                  INTERNATIONAL CRYOGENIC SYSTEMS CORPORATION
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Nevada                      33-19584                   23-2582701
- -----------------------       -------------------       -----------------------
(State of Incorporation)      Commission File No.      (IRS Employer Ident. No.)


                              6626 Topper Parkway
                           San Antonio, Texas 78233
                    --------------------------------------
                   (Address of principal executive offices)


                                  210-654-1212
                             --------------------
                        (Registrant's telephone number)


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Item 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (I) The Company has retained a new independent accounting and audit firm effective March 1,1996, for the year ending December 31, 1995.

               Coopers & Lybrand L.L.P.
               1800 One American Center
               600 Congress Avenue
               Austin, Texas 78701

          The Company replaced the former independent accountant and auditor who resigned effective December 21, 1995.

               Michael J. Hooper, CPA
               717 West Sprague, Suite 1100
               Spokane, WA. 99204

     (II) During the registrant's fiscal year ending December 31,1994 and the subsequent period up to the date of the former accountants release, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosures or auditing scope of procedure.

     (III)The former accountant's report on the financial statements for the year 1994 contained an unqualified opinion.

     (IV) To the best of our knowledge there are no other required disclosures. The former accountant verified that there have been no disagreements on any matter of accounting principals or practices, financial statements disclosure or auditing scope of procedure either during the recent fiscal years and subsequent to the date of his resignation.

     (V)  Amendment - Attached Exhibit
          Accountants letter of resignation dated April 4, 1996.


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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   APRIL 5, 1996

                              INTERNATIONAL CRYOGENIC
                              SYSTEMS CORPORATION


                              /s/Francis Simola
                              --------------------------
                              FRANCIS L. SIMOLA
                              PRESIDENT/CEO